HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401	HV-4824 - Group Variable Funding Agreements - The HART Program [No Fee]
333-114404	HV-4900 - Group Variable Funding Agreements - The HART Program [Fee]

Supplement dated April 2, 2012 to your Prospectus

FUND NAME CHANGE

THE HARTFORD ADVISERS FUND – CLASS A

Effective April 30, 2012, the following name change is made to your Prospectus:

Old Name	New Name

The Hartford Advisers Fund - Class A	The Hartford Balanced Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.